Exhibit 99.1

Contacts:

Media Contact	Investor Contact
Len Dieterle	Brian Denyeau
Aspen Technology	ICR for Aspen Technology
+1 781-221-4291	+1 646-277-1251
len.dieterle@aspentech.com	brian.denyeau@icrinc.com

Aspen Technology Announces Financial Results for the
Third Quarter of Fiscal 2022

Bedford, Mass. – April 27, 2022 - Aspen Technology, Inc. (AspenTech) (NASDAQ: AZPN), a global leader in asset optimization software, today announced financial results for its third-quarter of fiscal year 2022, ended March 31, 2022.

“AspenTech delivered strong third quarter results driven by a notable improvement in customer spending and continued execution by our team. We believe the growing importance of operational efficiency and sustainability across capital intensive industries will support our ability to return to consistent double-digit growth over time,” said Antonio Pietri, President and Chief Executive Officer of AspenTech.

Pietri continued, “We are also excited to be approaching the completion of our proposed transaction with Emerson with the shareholder meeting set for May 16th. We believe the innovation and expertise of OSI and Geological Simulation Software will enable the new AspenTech to deliver even greater transformative value to customers in a broader set of industries.”

Third Quarter and Fiscal Year 2022 Recent Business Highlights

•Annual spend, which the company defines as the annualized value of all term license and maintenance contracts at the end of the quarter, was $655 million at the end of the third quarter of fiscal 2022, which increased 7.4% compared to the third quarter of fiscal 2021 and 2.4% sequentially.

Summary of Third Quarter Fiscal Year 2022 Financial Results

AspenTech’s total revenue of $187.8 million included:

•License revenue, which represents the portion of a term license agreement allocated to the initial license, was $130.0 million in the third quarter of fiscal 2022, compared to $110.1 million in the third quarter of fiscal 2021.

•Maintenance revenue, which represents the portion of the term license agreement related to ongoing support and the right to future product enhancements, was $50.0 million in the third quarter of fiscal 2022, compared to $45.9 million in the third quarter of fiscal 2021.

•Services and other revenue was $7.7 million in the third quarter of fiscal 2022, compared to $6.7 million in the third quarter of fiscal 2021.

For the quarter ended March 31, 2022, AspenTech reported income from operations of $80.8 million, compared to income from operations of $68.9 million in the third quarter of fiscal 2021.

Net income was $75.1 million for the quarter ended March 31, 2022, leading to net income per share of $1.12, compared to net income per share of $0.91 in the same period last fiscal year.

Non-GAAP income from operations was $102.5 million for the third quarter of fiscal 2022, compared to non-GAAP income from operations of $80.9 million in the same period last fiscal year. Non-GAAP net income was $92.3 million, or $1.38 per share, for the third quarter of fiscal 2022, compared to non-GAAP net income of $72.0 million, or $1.05 per share, in the same period last fiscal year. These non-GAAP results add back the impact of stock-based compensation expense, amortization of intangibles and acquisition and integration planning related fees. A reconciliation of GAAP to non-GAAP results is presented in the financial tables included in this press release.

AspenTech had cash and cash equivalents of $285.2 million and total borrowings, net of debt issuance costs, of $279.4 million at March 31, 2022.

During the third quarter, the company generated $81.1 million in cash flow from operations and $89.2 million in free cash flow. Free cash flow is calculated as net cash provided by operating activities adjusted for the net impact of: purchases of property, equipment and leasehold improvements; payments for capitalized computer software development costs, and other nonrecurring items, such as acquisition and integration planning related payments.

Business Outlook
Based on information as of today, April 27, 2022, AspenTech is issuing the following guidance for fiscal year 2022:

•Annual spend growth of 7-8% year-over-year
•Free cash flow of at least $285 million
•Total bookings of $814 to $840 million
•Total revenue of $737 to $754 million
•GAAP total expense of $410 to $415 million
•Non-GAAP total expense of $333 to $338 million
•GAAP operating income of $327 to $339 million
•Non-GAAP operating income of $404 to $416 million
•GAAP net income of $299 to $310 million
•Non-GAAP net income of $360 to $371 million
•GAAP net income per share of $4.43 to $4.59
•Non-GAAP net income per share of $5.33 to $5.50

The above guidance does not give effect to the proposed transaction with Emerson, which, if completed, is expected to close during the fourth quarter of fiscal 2022, ending June 30, 2022. These statements are forward-looking and actual results may differ materially. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause AspenTech’s actual results to differ materially from these forward-looking statements.

Use of Non-GAAP Financial Measures

This press release contains “non-GAAP financial measures” under the rules of the U.S. Securities and Exchange Commission. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP. A reconciliation of GAAP to non-GAAP results is included in the financial tables included in this press release.

Management considers both GAAP and non-GAAP financial results in managing AspenTech’s business. As the result of adoption of new licensing models, management believes that a number of AspenTech’s performance indicators based on GAAP, including revenue, gross profit, operating income and net income, should be viewed in conjunction with certain non-GAAP and other business measures in assessing AspenTech’s performance, growth and financial condition. Accordingly, management utilizes a number of non-GAAP and other business metrics, including the non-GAAP metrics set forth in this press release, to track AspenTech’s business performance. None of these non-GAAP metrics should be considered as an alternative to any measure of financial performance calculated in accordance with GAAP.

Conference Call and Webcast

AspenTech will host a conference call and webcast today, April 27, 2022, at 4:30 p.m. (Eastern Time), to discuss the company’s financial results for the third-quarter fiscal year 2022 as well as the company’s business outlook. The live dial-in number is (866) 471-3828 or (678) 509-7573, conference ID code 6745137. Interested parties may also listen to a live webcast of the call by logging on to the Investor Relations section of AspenTech’s website, http://ir.aspentech.com/events-and-presentations, and clicking on the “webcast” link. A replay of the call will be archived on AspenTech’s website and will also be available via telephone at (855) 859-2056 or (404) 537-3406, conference ID code 6745137, through May 4, 2022.

About AspenTech

Aspen Technology (AspenTech) is a global leader in asset optimization software. Its solutions address complex, industrial environments where it is critical to optimize the asset design, operation and maintenance lifecycle. AspenTech uniquely combines decades of process modelling expertise with artificial intelligence. Its purpose-built software platform automates knowledge work and builds sustainable competitive advantage by delivering high returns over the entire asset lifecycle. As a result, companies in capital-intensive industries can maximize uptime and push the limits of performance, running their assets safer, greener, longer and faster. Visit AspenTech.com to find out more.

Forward-Looking Statements

The second and third paragraph of this press release as well as the Business Outlook section contain forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the pending transaction with Emerson. The forward-looking statements regarding the pending transaction with Emerson include: the expected timing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits of the transaction, such as improved synergies, growth potential, business plans, expanded portfolio, financial performance and strength; the position of the new AspenTech following completion of the transaction; and any assumptions underlying any of the foregoing. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. We can give no assurance that such plans, estimates or expectations will be achieved and therefore, actual results may differ materially from any plans, estimates or expectations in such forward-looking statements.

Actual results may vary significantly from AspenTech’s expectations based on a number of risks and uncertainties, including, without limitation: delays or reductions in demand for AspenTech solutions due to the COVID-19 pandemic; AspenTech’s failure to increase usage and product adoption of aspenONE offerings or grow the aspenONE APM business, and failure to continue to provide innovative, market-leading solutions; declines in the demand for, or usage of, aspenONE software for any reason, including declines due to adverse changes in the process or other capital-intensive industries and materially reduced industry spending budgets due to the drop in demand for oil due to the COVID-19 pandemic; unfavorable economic and market conditions or a lessening demand in the market for asset process optimization software, including materially reduced industry spending budgets due to the significant drop in oil prices arising from drop in demand due to the COVID-19 pandemic; risks of foreign operations or transacting business with customers outside the United States; risks of competition; and other risk factors described from time to time in AspenTech’s periodic reports filed with the Securities and Exchange Commission.

Important factors that could cause actual results relating to the pending transaction with Emerson to differ materially from AspenTech’s plans, estimates or expectations regarding the transaction include, among others: (1) that one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by AspenTech’s stockholders may not be obtained; (2) the risk that the transaction may not be completed in the time frame expected by AspenTech or Emerson, or at all; (3) unexpected costs, charges or expenses resulting from the transaction; (4) uncertainty of the expected financial performance of the new AspenTech (“New AspenTech”) following completion of the transaction; (5) failure to realize the anticipated benefits of the transaction, including as a result of delay in completing the transaction or integrating the industrial software business of Emerson with AspenTech’s business; (6) the ability of New AspenTech to implement its business strategy; (7) difficulties and delays in achieving revenue and cost synergies of New AspenTech; (8) inability to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the transaction; (10) potential litigation in connection with the transaction or other settlements or investigations that may affect the timing or occurrence of the transaction or result in significant costs of defense, indemnification and liability; (11) AspenTech’s ability and the ability of Emerson and New AspenTech to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions such as the COVID-19 pandemic; (12) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (13) the risk that disruptions from the transaction will harm Emerson’s and AspenTech’s business, including current plans and operations; (14) certain restrictions during the pendency of the transaction that may impact Emerson’s or AspenTech’s ability to pursue certain business opportunities or strategic transactions; (15) AspenTech’s, Emerson’s and new AspenTech’s ability to meet expectations regarding the accounting and tax treatments of the transaction; and (16) other risk factors as detailed from time to time in Emerson’s and AspenTech’s reports filed with the SEC, including Emerson’s and AspenTech’s annual reports on Form 10-K, periodic quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC.

While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

AspenTech cannot guarantee any future results, levels of activity, performance, or achievements. AspenTech expressly disclaims any obligation to update forward-looking statements after the date of this press release.

© 2022 Aspen Technology, Inc. AspenTech, aspenONE, asset optimization and the Aspen leaf logo are trademarks of Aspen Technology, Inc. All rights reserved. All other trademarks are property of their respective owners.

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited in Thousands, Except Per Share Data)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2022	2021	2022	2021
Revenue:
License	$130,032	$110,104	$327,247	$352,133
Maintenance	50,017	45,885	146,615	139,561
Services and other	7,704	6,737	21,267	19,721
Total revenue	187,753	162,726	495,129	511,415
Cost of revenue:
License	489	2,485	5,291	6,859
Maintenance	4,760	5,174	13,674	14,066
Services and other	8,373	8,396	24,436	24,911
Total cost of revenue	13,622	16,055	43,401	45,836
Gross profit	174,131	146,671	451,728	465,579
Operating expenses:
Selling and marketing	33,977	30,345	94,088	82,092
Research and development	28,704	25,874	80,975	70,576
General and administrative	30,694	21,553	87,542	60,389
Total operating expenses	93,375	77,772	262,605	213,057
Income from operations	80,756	68,899	189,123	252,522
Interest income	8,287	8,410	25,646	26,383
Interest (expense)	(1,572)	(1,495)	(4,626)	(5,639)
Other income (expense), net	522	(5)	(2,107)	(1,807)
Income before income taxes	87,993	75,809	208,036	271,459
Provision for income taxes	12,870	13,314	31,650	47,101
Net income	$75,123	$62,495	$176,386	$224,358
Net income per common share:
Basic	$1.13	$0.92	$2.64	$3.31
Diluted	$1.12	$0.91	$2.62	$3.28
Weighted average shares outstanding:
Basic	66,594	67,920	66,791	67,809
Diluted	67,014	68,608	67,241	68,439

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS (Unaudited in Thousands, Except Share and Per Share Data)

	March 31, 2022	June 30, 2021
ASSETS
Current assets:
Cash and cash equivalents	$285,217	$379,853
Accounts receivable, net	49,182	52,502
Current contract assets, net	345,633	308,607
Prepaid expenses and other current assets	11,848	12,716
Prepaid income taxes	3,154	14,639
Total current assets	695,034	768,317
Property, equipment and leasehold improvements, net	4,650	5,610
Computer software development costs, net	1,003	1,461
Goodwill	157,855	159,852
Intangible assets, net	37,737	44,327
Non-current contract assets, net	416,604	407,180
Contract costs	30,274	29,056
Operating lease right-of-use assets	31,609	32,539
Deferred tax assets	2,157	2,121
Other non-current assets	4,094	3,537
Total assets	$1,381,017	$1,454,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$7,176	$4,367
Accrued expenses and other current liabilities	46,161	50,575
Current operating lease liabilities	7,119	6,751
Income taxes payable	33,649	3,444
Current borrowings	26,000	20,000
Current deferred revenue	50,569	56,393
Total current liabilities	170,674	141,530
Non-current deferred revenue	12,114	11,732
Deferred income tax liabilities	139,921	193,360
Non-current operating lease liabilities	27,761	29,699
Non-current borrowings, net	253,412	273,162
Other non-current liabilities	2,280	3,760
Commitments and contingencies
Series D redeemable convertible preferred stock, $0.10 par value— Authorized— 3,636 shares as of March 31, 2022 and June 30, 2021 Issued and outstanding— none as of March 31, 2022 and June 30, 2021	—	—
Stockholders’ equity:
Common stock, $0.10 par value— Authorized—210,000,000 shares Issued— 104,845,904 shares at March 31, 2022 and 104,543,414 shares at June 30, 2021 Outstanding— 66,607,779 shares at March 31, 2022 and 67,912,160 shares at June 30, 2021	10,485	10,455
Additional paid-in capital	850,948	819,642
Retained earnings	1,954,519	1,778,133
Accumulated other comprehensive income	5,091	9,026
Treasury stock, at cost—38,238,125 shares of common stock at March 31, 2022 and 36,631,254 shares at June 30, 2021	(2,046,188)	(1,816,499)
Total stockholders’ equity	774,855	800,757
Total liabilities and stockholders’ equity	$1,381,017	$1,454,000

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited in Thousands)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2022	2021	2022	2021
Cash flows from operating activities:
Net income	$75,123	$62,495	$176,386	$224,358
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,680	2,688	8,151	7,545
Reduction in the carrying amount of right-of-use assets	2,457	2,258	7,566	7,037
Net foreign currency (gain) losses	(69)	(27)	2,238	2,027
Stock-based compensation	7,757	9,225	25,713	24,589
Deferred income taxes	(33)	6,817	(53,472)	7,029
Provision for receivables	799	2,064	2,276	6,800
Other non-cash operating activities	735	311	1,507	718
Changes in assets and liabilities:
Accounts receivable	(14,506)	(4,257)	805	4,115
Contract assets, net	9,319	19,835	(49,739)	(103,538)
Contract costs	(595)	(123)	(1,218)	198
Lease liabilities	(2,750)	(2,298)	(7,908)	(7,533)
Prepaid expenses, prepaid income taxes, and other assets	(304)	(7,001)	12,111	(6,959)
Accounts payable, accrued expenses, income taxes payable and other liabilities	(3,231)	216	36,036	(6,847)
Deferred revenue	3,760	6,456	(5,366)	13,410
Net cash provided by operating activities	81,142	98,659	155,086	172,949
Cash flows from investing activities:
Purchases of property, equipment and leasehold improvements	(479)	(211)	(1,138)	(733)
Payments for business acquisitions, net of cash acquired	—	(329)	—	(16,272)
Payments for equity method investments	(33)	(760)	(617)	(926)
Payments for capitalized computer software development costs	(31)	—	(361)	(895)
Net cash used in investing activities	(543)	(1,300)	(2,116)	(18,826)
Cash flows from financing activities:
Issuance of shares of common stock	1,616	9,394	15,923	12,508
Repurchases of common stock	—	—	(234,043)	—
Payments of tax withholding obligations related to restricted stock	(2,360)	(2,612)	(12,656)	(6,719)
Deferred business acquisition payments	—	—	(1,220)	—
Repayments of amounts borrowed	(6,000)	(4,000)	(14,000)	(131,182)
Payments of debt issuance costs	—	—	(402)	—
Net cash used in financing activities	(6,744)	2,782	(246,398)	(125,393)
Effect of exchange rate changes on cash and cash equivalents	(37)	(531)	(1,208)	573
Increase (decrease) in cash and cash equivalents	73,818	99,610	(94,636)	29,303
Cash and cash equivalents, beginning of period	211,399	217,489	379,853	287,796
Cash and cash equivalents, end of period	$285,217	$317,099	$285,217	$317,099
Supplemental disclosure of cash flow information:
Income taxes paid, net	$21,451	$18,681	$42,697	$49,349
Interest paid	1,337	1,455	3,975	5,672
Supplemental disclosure of non-cash activities:
Change in purchases of property, equipment and leasehold improvements included in accounts payable and accrued expenses	$8	$20	$(99)	$77
Change in repurchases of common stock included in accounts payable and accrued expenses	—	—	(4,353)	—
Lease liabilities arising from obtaining right-of-use assets	3,228	197	4,860	1,488

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES Reconciliation of GAAP to Non-GAAP Results of Operations and Cash Flows (Unaudited in Thousands, Except Per Share Data)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2022	2021	2022	2021
Total expenses
GAAP total expenses (a)	$106,997	$93,827	$306,006	$258,893
Less:
Stock-based compensation (b)	(7,757)	(9,225)	(25,713)	(24,589)
Amortization of intangibles	(2,025)	(2,047)	(6,102)	(5,657)
Acquisition and integration planning related fees	(11,923)	(749)	(29,066)	(3,133)

Non-GAAP total expenses	$85,292	$81,806	$245,125	$225,514

Income from operations
GAAP income from operations	$80,756	$68,899	$189,123	$252,522
Plus:
Stock-based compensation (b)	7,757	9,225	25,713	24,589
Amortization of intangibles	2,025	2,047	6,102	5,657
Acquisition and integration planning related fees	11,923	749	29,066	3,133

Non-GAAP income from operations	$102,461	$80,920	$250,004	$285,901

Net income
GAAP net income	$75,123	$62,495	$176,386	$224,358
Plus:
Stock-based compensation (b)	7,757	9,225	25,713	24,589
Amortization of intangibles	2,025	2,047	6,102	5,657
Acquisition and integration planning related fees	11,923	749	29,066	3,133
Less:
Income tax effect on Non-GAAP items (c)	(4,558)	(2,524)	(12,785)	(7,010)

Non-GAAP net income	$92,270	$71,992	$224,482	$250,727

Diluted income per share
GAAP diluted income per share	$1.12	$0.91	$2.62	$3.28
Plus:
Stock-based compensation (b)	0.12	0.14	0.39	0.35
Amortization of intangibles	0.03	0.03	0.09	0.08
Acquisition and integration planning related fees	0.18	0.01	0.43	0.05
Less:
Income tax effect on Non-GAAP items (c)	(0.07)	(0.04)	(0.19)	(0.10)

Non-GAAP diluted income per share	$1.38	$1.05	$3.34	$3.66

Shares used in computing Non-GAAP diluted income per share	67,014	68,608	67,241	68,439

	Three Months Ended March 31,		Nine Months Ended March 31,
	2022	2021	2022	2021
Free Cash Flow
Net cash provided by operating activities (GAAP)	$81,142	$98,659	$155,086	$172,949
Purchases of property, equipment and leasehold improvements	(479)	(211)	(1,138)	(733)
Payments for capitalized computer software development costs	(31)	—	(361)	(895)
Acquisition and integration planning related payments	8,592	1,526	20,592	2,433
Free cash flow (non-GAAP)	$89,224	$99,974	$174,179	$173,754

(a) GAAP total expenses
	Three Months Ended March 31,		Nine Months Ended March 31,
	2022	2021	2022	2021
Total costs of revenue	$13,622	$16,055	$43,401	$45,836
Total operating expenses	93,375	77,772	262,605	213,057
GAAP total expenses	$106,997	$93,827	$306,006	$258,893

(b) Stock-based compensation expense was as follows:
	Three Months Ended March 31,		Nine Months Ended March 31,
	2022	2021	2022	2021
Cost of maintenance	$150	$234	$505	$688
Cost of services and other	225	412	731	1,198
Selling and marketing	1,687	1,869	5,324	4,655
Research and development	1,702	2,273	5,434	6,515
General and administrative	3,993	4,437	13,719	11,533
Total stock-based compensation	$7,757	$9,225	$25,713	$24,589

(c) The income tax effect on non-GAAP items for the three and nine-months ended March 31, 2022 and 2021, respectively, is calculated utilizing the company’s statutory tax rate of 21 percent.

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES Reconciliation of Forward-Looking Guidance Range (Unaudited in Thousands, Except Per Share Data)

	Twelve Months Ended June 30, 2022 (a)
	Range
	Low	High
Guidance - Total expenses
GAAP - total expenses	$410,000	$415,000
Less:
Stock-based compensation	(33,000)	(33,000)
Amortization of intangibles	(8,000)	(8,000)
Acquisition and integration planning related fees	(36,000)	(36,000)

Non-GAAP - total expenses	$333,000	$338,000

Guidance - Income from operations
GAAP - income from operations	$327,000	$339,000

Plus:
Stock-based compensation	33,000		33,000
Amortization of intangibles	8,000		8,000
Acquisition and integration planning related fees	36,000		36,000

Non-GAAP - income from operations	$404,000		$416,000

Guidance - Net income and diluted income per share
GAAP - net income and diluted income per share	$299,000	$4.43	$310,000	$4.59
Plus:
Stock-based compensation	33,000		33,000
Amortization of intangibles	8,000		8,000
Acquisition and integration planning related fees	36,000		36,000
Less:
Income tax effect on Non-GAAP items (b)	(16,000)		(16,000)

Non-GAAP - net income and diluted income per share	$360,000	$5.33	$371,000	$5.50

Shares used in computing guidance for Non-GAAP diluted income per share	67,500		67,500

Guidance - Free Cash Flow (c)
GAAP - Net cash provided by operating activities	$251,500
Less:
Purchases of property, equipment and leasehold improvements	(2,000)
Payments for capitalized computer software development costs	(500)
Plus:
Acquisition and integration planning related payments	36,000

Free cash flow expectation (non-GAAP)	$285,000

(a) Rounded amount used, except per share data.
(b) The income tax effect on non-GAAP items for the twelve-months ended June 30, 2022 is calculated utilizing the Company’s statutory tax rate of 21 percent.
(c) The company is estimating free cash flow of at least $285 million.